Exhibit 10.2

AMENDMENT NO. 1 dated as of September 30, 2010 (this “Amendment”), to the US Collateral and Guaranty Agreement dated as of November 28, 2001, as amended and restated as of December 22, 2005 (the “Collateral and Guaranty Agreement”), among Compass Minerals International, Inc., a Delaware corporation (the “US Borrower”), each other Subsidiary of the US Borrower party thereto and JPMorgan Chase Bank, N.A., a national banking association (“JPMCB”), as collateral agent on behalf of itself and the Secured Parties (the “Collateral Agent”).

A.  Reference is made to the Credit Agreement dated as of November 28, 2001, as amended and restated as of April 10, 2002, as further amended and restated as of December 22, 2005 (as further amended and in effect prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Amendment and Restatement Agreement, the “Amended Credit Agreement”), among the US Borrower, Sifto Canada Corp., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), Salt Union Limited, a company incorporated under the laws of England and Wales in the United Kingdom (the “UK Borrower” and, together with the Canadian Borrower, the “Foreign Borrowers”; the Foreign Borrowers together with the US Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and JPMCB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

B.  The US Borrower has requested certain amendments to the Existing Credit Agreement pursuant to that certain Amendment and Restatement Agreement dated as of September 30, 2010 (the “Amendment Agreement”), among the Borrowers, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, and, in connection with the Amendment Agreement, the Collateral and Guaranty Agreement shall be amended as set forth herein.

C.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral and Guaranty Agreement or the Amended Credit Agreement, as applicable.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of the Collateral and Guaranty Agreement.  1)  Section 1.01(b) of the Collateral and Guaranty Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“ULC” has the meaning assigned to such term in Section 7.18.

“ULC Share Pledgor” has the meaning assigned to such term in Section 7.18.

“ULC Shares” has the meaning assigned to such term in Section 7.18.

“US Obligations” means all Obligations other than the Foreign Obligations.

(b)           Section 3.01 of the Collateral and Guaranty Agreement is hereby amended by inserting “to secure all US Obligations and Foreign Obligations” after “to and under such Equity Interests” in clause (ii) of the proviso to clause (a) of such Section.

(c)           Section 3.02(a) of the Collateral and Guaranty Agreement is hereby deleted in its entirety and replaced by the following new Section 3.02(a):

“Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities (other than Pledged Debt Securities that have a value, individually, equal to or less than $2,000,000).”.

(d)           Section 3.02(b) of the Collateral and Guaranty Agreement is hereby amended by replacing “five Business Days” in the proviso thereto with “fifteen Business Days”.

(e)           The first sentence in Section 4.01(b) of the Collateral and Guaranty Agreement is hereby amended by (i) deleting the word “initial” after the phrase “in any relevant jurisdiction any” and (ii) adding the following clause to the end of such sentence:

 “, and including any financing or continuation statements or other documents without the signature of such Grantor where permitted by law and any financing statements describing the Collateral as “all assets now owned or hereafter acquired by the Grantor or in which Grantor otherwise has rights” or other similar language”.

(f)           Section 4.04(c) of the Collateral and Guaranty Agreement is hereby amended by inserting “not otherwise required to be delivered under Article III,” after “acquire any certificated securities” in the first sentence thereof.

(g)           Article VII of the Collateral and Guaranty Agreement is hereby amended by adding the following Section 7.18 to the end thereof:

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“Section 7.18 ULC Shares.  Notwithstanding any provisions to the contrary contained in this Agreement or any other document or agreement between the parties hereto, each of the Credit Parties hereto which owns any shares of stock (“ULC Shares”) of an unlimited company (a “ULC”) under the Companies Act (Nova Scotia) (referred to herein as a “ULC Share Pledgor”) is the sole registered and beneficial owner of all such Pledged Collateral which are ULC Shares and will remain so until such time as such ULC Shares are effectively transferred into the name of the Collateral Agent, any Secured Party or any other Person on the books and records of such ULC.  Accordingly, for the avoidance of doubt, each ULC Share Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Pledged Collateral (except insofar as each ULC Share Pledgor has granted a security interest in such dividend or other distribution, and any shares which are Pledged Collateral shall be delivered to the Collateral Agent to hold as Pledged Collateral hereunder) and shall have the right to vote such Pledged Collateral and to control the direction, management and policies of the ULC to the same extent as each ULC Share Pledgor would if such Pledged Collateral were not pledged to the Collateral Agent (for its own benefit and for the benefit of the Secured Parties) pursuant hereto.  Nothing in this Agreement or any other document or agreement among the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among the parties hereto shall, constitute the Collateral Agent, any of the Secured Parties or any person other than each ULC Share Pledgor, as a member of a ULC for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to each ULC Share Pledgor and further steps are taken pursuant hereto or thereto so as to register the Collateral Agent or such other Person as holder of ULC Shares.  To the extent any provision hereof would have the effect of constituting the Collateral Agent or any of the Secured Parties as a member of any ULC prior to such time, such provision shall be severed herefrom and shall be ineffective with respect to Pledged Collateral which are ULC Shares without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Collateral which are not ULC Shares.

Except upon the exercise of rights to sell, transfer or otherwise dispose of the ULC Shares following the occurrence of an Event of Default, each ULC Share Pledgor shall not cause or permit, or enable any ULC in which it holds ULC Shares to cause or permit, the Collateral Agent or other Secured Parties: (a) to be registered as shareholders or members of such ULC; (b) to have any notation entered in their favor in the share register of such ULC; (c) to be held out as shareholders or members of such ULC; (d) except as set forth in the proviso in Section 3.06(a)(iii), to receive, directly or indirectly, any dividends, property or other distributions from the ULC by reason of the Collateral Agent or the Secured Parties holding a security interest in the ULC; or (e) to act as a shareholder or member of the ULC, or exercise any rights of a shareholder or member including the right to attend a meeting of, or to vote the shares of, the ULC.”.

SECTION 2.  Representations and Warranties.  Each Grantor represents and warrants to the Collateral Agent and the other Grantors that (a) the execution, delivery and performance by such Grantor of this Amendment have been duly authorized by all necessary corporate or other organizational action on behalf of such Grantor and (b) this Amendment has been duly and validly executed and delivered by such Grantor and constitutes the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditor’s rights generally.

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SECTION 3.  Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.  This Amendment shall become effective when the Collateral Agent shall have executed a counterpart hereof and when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent.  This Amendment shall be binding upon each Grantor and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent and the other Grantors and their respective successors and assigns.

SECTION 4.  Effect of Amendment.  2) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral and Guaranty Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  From and after the date hereof, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Collateral and Guaranty Agreement shall be deemed to refer to the Collateral and Guaranty Agreement as amended hereby.  This Amendment shall constitute a “Security Document” for all purposes of the Credit Agreement and the other Security Documents.

(b)           Nothing express or implied in this Amendment shall be construed as a substitution or novation of, or a release or discharge of, any Guarantee or other obligation outstanding under the Collateral and Guaranty Agreement, which shall remain in full force and effect, except as modified hereby.

SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

SECTION 7.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

COMPASS MINERALS INTERNATIONAL, INC.,
by

Name:
Title:

CAREY SALT COMPANY,
By

Name:
Title:

GREAT SALT LAKE MINERALS CORPORATION,
By

Name:
Title:

GSL CORPORATION,
By

Name:
Title:

NAMSCO INC.,
By

Name:
Title:

[Signature Page to Amendment to the US Collateral and Guaranty Agreement]

NORTH AMERICAN SALT COMPANY,
By

Name:
Title:

COMPASS RESOURCES, INC.,
By

Name:
Title:

GREAT SALT LAKE HOLDINGS, LLC,
By

Name:
Title:

GSL HOLDINGS EUROPE S.À R.L.,
By

Name:
Title:

PRISTIVA INC.,
By

Name:
Title:

[Signature Page to Amendment to the US Collateral and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent on behalf of itself and the other Secured Parties
By

Name:
Title:

[Signature Page to Amendment to the US Collateral and Guaranty Agreement]